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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 27, 2007

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                           HEALTH SCIENCES GROUP, INC.
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                 (Exact name of registrant specified in charter)



   DELAWARE                        333-51628                    91-2079221
  (State of                     (Commission File               (IRS Employer
Incorporation)                      Number)                  Identification No.)


                              HOWARD HUGHES CENTER
                          6080 CENTER DRIVE, 6TH FLOOR
                              LOS ANGELES, CA 90045
               (Address of principal executive offices) (Zip Code)

                                 (310) 242-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On April 27, 2007, the Board of Directors of the Corporation held a meeting at which time Fred E. Tannous tendered his resignation as co-Chairman and Chief Financial Officer of Health Sciences Group, Inc. and as officer and director of its subsidiaries, effective immediately. At the same meeting, Bill Glaser also tendered his resignation as a co-Chairman of Health Sciences Group, Inc., effective immediately.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 15, 2007                                 By:  /s/ Fred E. Tannous
                                                     ---------------------------
                                                     Fred E. Tannous